Supplement dated June 27, 2017 to the Flexible Premium Variable Annuity
Prospectuses Listed Below Each dated May 1, 2017
Issued by National Integrity Life Insurance Company Through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to December 31, 2001); Pinnacle IV (January 1, 2002 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)
Pinnacle V (post 1-1-12)

This supplement to the prospectuses identified above describes changes to the Morgan Stanley VIF U.S. Real Estate Portfolio available through the variable account options of the variable annuity contracts issued by National Integrity Life Insurance Company. Please retain this supplement for future reference.

Effective July 1, 2017, the information regarding the Morgan Stanley VIF U.S. Real Estate Portfolio in Appendix F is replaced with the following:

Total Annual Portfolio Operating Expense Table

Portfolio	Manage-ment Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimburse-ments	Total Annual Expenses after Fee Waivers/ Reimburse-ments
Morgan Stanley VIF U.S. Real Estate Portfolio, Class II [17]	0.80%	0.25%	0.26%	0.00%	1.31%	0.16%	1.15%

(17) The fund's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15%. The fee waivers and/or reimbursements will continue for at least one year or until such time as the Board of Directors of the Morgan Stanley Variable Insurance Fund, Inc. acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

For more information about the Portfolios, including the risks of investing, refer to each Portfolio’s prospectus. For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.